UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2008

PHI MINING GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Commission file no. file no. 000-31567

NEVADA	35-0511303
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

17011 Beach Blvd., Suite 1230, Huntington Beach, CA 92647

(Address of principal executive offices, including zip code)

714-843-5460
(Registrant’s telephone number, including area code)

DDC Industries, Inc.

(Registrant's Former Name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective November 26, 2008, DDC Industries, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the Secretary of State of Nevada.  The amendment changed the Company's name to "PHI MINING GROUP, INC." and was approved by the Company's Board of Directors and a majority of its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHI MINING GROUP, Inc.

Dated: April 3, 2009	/s/ Frank Pham CEO/President